MERRILL LYNCH
                                                                 GLOBAL SMALLCAP
                                                                 FUND, INC.

                               [GRAPHIC OMITTED]

                                                        STRATEGIC
                                                                 Performance

                                                                 Annual Report
                                                                 June 30, 1999

                    MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.

Officers and Directors

Terry K. Glenn, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Kenneth Chiang, Senior Vice President and Senior Portfolio Manager Hubertus Aarts, Vice President
James E. Russell, Vice President
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 1999

DEAR SHAREHOLDER

During the quarter ended June 30, 1999, the North American equity markets produced strong returns as small-capitalization issues outperformed relative to large-capitalization stocks. The total return provided by the unmanaged Russell 2000 Index of US small cap stocks was +15.55% for the June quarter compared to a total return of +7.05% for the unmanaged Standard & Poor's 500 Composite Index. The return of the US segment of the Morgan Stanley Capital International (MSCI) Small Cap World Index was +18.07% for the same period.

Small-capitalization stocks in the major European markets had mixed returns relative to large-capitalization issues. The best-performing markets were Norway and France, which rose 18.98% and 9.88%, respectively, while the weakest markets were Spain and Switzerland, which posted returns of -2.50% and +1.02%, respectively. All small-capitalization markets in the Pacific Rim posted strong gains. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI Small Cap World Index, unless otherwise noted and are for the three-month period ended June 30, 1999.)

During the June quarter, the Fund outperformed the MSCI benchmark. For the three months ended June 30, 1999, total returns for Merrill Lynch Global SmallCap Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +15.84%, +15.57%, +15.47% and +15.74%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4-6 of this report to shareholders.) The price performance of the unmanaged benchmark MSCI Small Cap World Index for the June quarter was +12.16%.

Beneficial to the Fund's performance relative to the benchmark was stock selection in Japan, Indonesia, the Netherlands and the United States. The Fund's performance was hindered by underweighted positions in Singapore and by stock selection in Norway and Germany. In the United States, our stock selection in the finance sector improved Fund returns relative to the benchmark. However, stock selection in the multi-industry and consumer goods sectors reduced returns relative to the benchmark. Overall, our industry allocation and stock selection among US sectors had a nominally positive effect on performance. In the Continental European markets, stock selection in the services and finance sectors in Ireland, France, the Netherlands and Switzerland enhanced performance. Stock selection in Norway's service sector and stock selection and sector selection in Germany's consumer goods and capital equipment sectors reduced returns. In the United Kingdom, the Fund's overweighted position and stock selection in the multi-industry sector as well as stock selection in the service sector were beneficial to performance. However, stock selection in the capital equipment and consumer goods sectors reduced returns relative to the benchmark.

Portfolio Matters

During the June quarter, we reduced our weightings in the United States and Europe in favor of investments in the Pacific Rim, reflecting our view of a modest economic recovery in Asia. However, we continue to be marginally underweighted in the Pacific Rim relative to the benchmark MSCI Small Cap World Index in response to concerns over upcoming quarter-on-quarter comparisons for economic activity and earnings. We believe that while Asia may have bottomed, the prospects for growth may prove to be more elusive as the pace of genuine corporate restructuring has been only gradual.

We reduced our overall exposure in Europe, consolidating our investments in a smaller number of holdings. We are also guarded about the prospects for further valuation upside potential and interest rate catalysts with the already low interest rates across Europe. We continue to hold a substantial position in United Pan-Europe Communications (UPC), a consolidator of cable, telephone and Internet operations throughout Europe. UPC is ideally positioned to take advantage of the broadband revolution in the communications industry. The company leverages its cable television infrastructure to provide high speed Internet access as well as telephone services through a single wire entering the subscriber's home. We believe the management of this company is aggressive and will be able to build one of Europe's leading cable-telecommunications assets.

In the United States, we were underweighted in technology stocks relative to the benchmark while being somewhat neutral against other major sectors. We recently reduced holdings in resource and commodity companies because we remain skeptical about a genuine Asian recovery upon which much of the recent performance of these stocks has been predicated. We continue to invest in high-quality businesses with strong managements in the United States. For example, our investment in SPX Corporation, a diverse industrial company that we have held since 1998, continues to have strong performance coincident with strong management restructuring moves. These moves have translated into substantial earnings growth resulting from cost savings and pricing leverage. In addition, we have continued to be aggressive in our investments in initial public offerings in the technology area, since they have consistently provided positive returns, albeit only in modest allocations.

In Asia, we continue to be modestly underweighted versus the benchmark, although we have increased our holdings on a relative basis in response to our increasing confidence in an economic bottoming in Asia. We added to our holdings in China shares traded in Hong Kong, many of which are priced deeply below their book values. We feel these valuation levels more than fully discount a potential devaluation of the Chinese yuan.

We currently anticipate that we may continue with a modest underweighted stance in Asia and a neutral stance across the United States and Europe. We are finding value in the United Kingdom and are evaluating some quality long-term franchise businesses there. We may look to add to our positions in Brazil and Malaysia, since we believe equity values there are inexpensive relative to global comparisons and stand to recover further as interest rates decline.

Fiscal Year in Review

For the year ended June 30, 1999, total returns for the Fund's Class A, Class B, Class C and Class D Shares were +13.24%, 12.01%, +12.08% and +12.91%, respectively, while the unmanaged MSCI Small Cap World Index price performance was +1.40% for the same period. The Fund's exceptional performance relative to the benchmark during the 12-month period was the result of a combination of factors. These included stock selection in the United States, Japan, France and Germany. In addition, asset allocation and a high cash level during the October 1998 correction buffered the Fund against benchmark declines. Detrimental to performance was the Fund's underweighted position in Singapore and overweighted position in Russia.

In our opinion, the global economies seem to have bottomed, given the reflationary stance that worldwide central banks have taken. However, we continue to be cautious toward equity prices, particularly among commodity and deep cyclical companies that have rallied in anticipation of a full recovery in Asia. A liquidity-led rally has fueled equity prices and provided stimulation to many overseas economies, especially in Asia. While some progress has been made toward restructuring there, our concern is that an early liquidity-led market recovery will hinder further progress toward reducing overcapacity and structural problems that still plague the emerging market and Asian economies. In addition, second-half year results will face much more difficult comparisons against a post-bottom, 1998 second half. The recent results by large global corporate bonds suggest that true recovery in those markets may still be pending. Against the backdrop of a slow Asian rebound and overvalued equities in the developed markets, we believe the equity markets are vulnerable, especially with the Federal Reserve Board's tightening bias.

While we have some modest positions in cyclicals and commodities, we plan to stay slightly underweighted to neutral in these industries since we believe the recovery in Asia will be vulnerable without true structural reform.

The gradual downward slide of valuations among growth stocks, particularly Internet stocks, and the broadening of a rally across the value stocks gives us some comfort that a wholesale speculative market collapse will be averted. While we have invested selectively in some Internet companies that we believe have solid business models and relatively attractive valuations, we expect to continue to reduce our exposure to this sector as the liquidity-driven momentum diminishes.

We continue to look for attractive companies globally with an emphasis on quality management, leadership and high barriers to entry in rapidly growing industries. We believe that advances in telecommunications and technology, particularly the Internet, will be providing tremendous global opportunities for companies willing to embark on new operating models.

In Conclusion

For investors with a long-term focus, we believe there are great opportunities in small company stocks globally. In Europe, there are interesting new innovative companies that are likely to benefit from global consolidation trends. In North America, we continue to find dynamic management exploiting new technology across almost every industry, especially with the advent of the Internet. In Asia, we see a bottoming and strong growth numbers coming out of countries like South Korea and improving results in Japan.

We thank you for your continued interest in Merrill Lynch Global SmallCap Fund, Inc., and we look forward to reviewing our strategy with you in our upcoming quarterly report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth Chiang

Kenneth Chiang
Senior Vice President and
Senior Portfolio Manager

August 12, 1999


                                     2 & 3

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 1999

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Total Return Based on a $10,000 Investment

Class A Shares and Class C Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class C Shares compared to growth of an investment in the Salomon Brothers Extended Market Index and the MSCI Small Cap World Index. Beginning and ending values are:

                                                            10/21/94**     6/99

Merrill Lynch Global SmallCap Fund, Inc.+--Class A Shares*   $ 9,475     $12,061
Merrill Lynch Global SmallCap Fund, Inc.+--Class C Shares*   $10,000     $12,109
Salomon Brothers Extended Market Index++                     $10,000     $15,778
MSCI Small Cap World Index+++                                $10,000     $11,934

Class B Shares and Class D Shares

A line graph depicting the growth of an investment in the Fund's Class B Shares and Class D Shares compared to growth of an investment in the Salomon Brothers Extended Market Index and the MSCI Small Cap World Index. Beginning and ending values are:

                                                            8/05/94**      6/99

Merrill Lynch Global SmallCap Fund, Inc.+--Class B Shares*   $10,000     $11,876
Merrill Lynch Global SmallCap Fund, Inc.+--Class D Shares*   $ 9,475     $11,696
Salomon Brothers Extended Market Index++                     $10,000     $15,860
MSCI Small Cap World Index                                   $10,000     $11,850

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ Merrill Lynch Global SmallCap Fund, Inc. invests primarily in a diversified portfolio of equity securities of issuers with relatively small market capitalizations located in various foreign countries and the United States.
++ This unmanaged broad-based global small cap Index provides returns from stocks in 22 markets.
+++ This unmanaged broad-based Index is comprised of small cap companies from 23 developed markets.

Average Annual Total Return

                                              % Return Without    % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 6/30/99                                 +13.24%            +7.30%
--------------------------------------------------------------------------------
Inception (10/21/94) through 6/30/99               + 5.28             +4.08
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                  % Return          % Return
                                                Without CDSC       With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 6/30/99                                 +12.01%            +8.01%
--------------------------------------------------------------------------------
Inception (8/05/94) through 6/30/99                + 3.57             +3.57
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                  % Return          % Return
                                                Without CDSC       With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 6/30/99                                 +12.08%           +11.08%
--------------------------------------------------------------------------------
Inception (10/21/94) through 6/30/99               + 4.16            + 4.16
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                              % Return Without    % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 6/30/99                                 +12.91%            +6.99%
--------------------------------------------------------------------------------
Inception (8/05/94) through 6/30/99                + 4.39             +3.25
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


                                     4 & 5

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 1999


PERFORMANCE DATA (concluded)

Recent Performance Results*

                                                 12 Month         3 Month     Since Inception
                                               Total Return    Total Return    Total Return
=============================================================================================
ML Global SmallCap Fund, Inc. Class A Shares      +13.24%         +15.84%         +27.30%
---------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class B Shares      +12.01          +15.57          +18.76
---------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class C Shares      +12.08          +15.47          +21.09
---------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class D Shares      +12.91          +15.74          +23.45
=============================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception periods are from 10/21/94 for Class A & Class C Shares and from 8/05/94 for Class B & Class D Shares.

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                                                                                                                             Percent
                                               Shares                                                               Value     of Net
EUROPE          Industries                      Held                  Investments                      Cost      (Note 1a)    Assets
====================================================================================================================================
Denmark         Engineering &                   1,994   Falck A/S                                  $   100,473  $   163,229     0.3%
                Construction
                --------------------------------------------------------------------------------------------------------------------
                                                        Total Investments in Denmark                   100,473      163,229     0.3
====================================================================================================================================
Finland         Electronic Components           8,600  +Perlos Oyj                                      84,184      125,857     0.3
                --------------------------------------------------------------------------------------------------------------------
                Telephone Networks              4,433  +HPY Holding--HTF Holding Oyj Abp                99,391       95,942     0.2
                --------------------------------------------------------------------------------------------------------------------
                                                        Total Investments in Finland                   183,575      221,799     0.5
====================================================================================================================================
France          Beverages                      10,900  +Laurent-Perrier                                377,469      403,284     0.8
                --------------------------------------------------------------------------------------------------------------------
                Commercial Services               920   Penauille Polyservices                         209,544      258,846     0.5
                --------------------------------------------------------------------------------------------------------------------
                Financial Services                538   Societe Eurafrance SA                          155,057      333,787     0.7
                --------------------------------------------------------------------------------------------------------------------
                Healthcare & Medical           20,370   LVL Medical SA                                 474,090      367,383     0.8
                --------------------------------------------------------------------------------------------------------------------
                Retail                          1,895   Guilbert SA                                    296,818      263,653     0.6
                --------------------------------------------------------------------------------------------------------------------
                Retail--Apparel                13,090   Etam                                           405,848      578,745     1.2
                --------------------------------------------------------------------------------------------------------------------
                                                        Total Investments in France                  1,918,826    2,205,698     4.6
====================================================================================================================================
Germany         Healthcare & Medical            1,958   Fresenius AG (Preferred)                       387,399      346,072     0.7
                                                2,920   Rhoen-Klinikum AG                              271,722      290,402     0.6
                                                                                                   -----------  -----------   ------
                                                                                                       659,121      636,474     1.3
                --------------------------------------------------------------------------------------------------------------------
                Internet Software              12,312  +FortuneCity.com, Inc.                          380,888      236,011     0.5
                --------------------------------------------------------------------------------------------------------------------
                Machine Tools & Machinery       9,090   Walter AG                                      267,472      248,256     0.5
                --------------------------------------------------------------------------------------------------------------------
                Machinery & Equipment          10,070   Jungheinrich AG (Preferred)                    204,236      165,946     0.3
                --------------------------------------------------------------------------------------------------------------------
                Media & Related                 6,460  +Kinowelt Medien AG                             400,671      469,366     1.0
                                               14,900  +PrimaCom AG (ADR) (a)                          242,125      329,663     0.7
                                                                                                   -----------  -----------   ------
                                                                                                       642,796      799,029     1.7
                --------------------------------------------------------------------------------------------------------------------
                Steel                           4,746  +Kloeckner-Werke AG                             427,492      322,087     0.7
                --------------------------------------------------------------------------------------------------------------------
                Textiles & Apparel              1,424   Escada AG (Preferred)                          238,074      190,785     0.4
                --------------------------------------------------------------------------------------------------------------------
                Transportation                 21,215   Koegel Fahrzeugwerke AG (Preferred)            274,548      251,438     0.5
                --------------------------------------------------------------------------------------------------------------------
                Trucking                       43,800  +Stinnes AG                                     662,536      681,618     1.4
                --------------------------------------------------------------------------------------------------------------------
                                                        Total Investments in Germany                 3,757,163    3,531,644     7.3
====================================================================================================================================
Ireland         Airlines                        7,300  +Ryanair Holdings PLC (ADR) (a)                 315,068      385,075     0.8
                --------------------------------------------------------------------------------------------------------------------
                                                        Total Investments in Ireland                   315,068      385,075     0.8
====================================================================================================================================
Italy           Banking & Finance              44,000   Banca Popolare di Milano (BPM)                 399,136      339,645     0.7
                --------------------------------------------------------------------------------------------------------------------
                Publishing                     40,000   Class Editori                                  418,743      319,486     0.6
                --------------------------------------------------------------------------------------------------------------------
                Textiles & Apparel             43,600   Simint SpA                                     392,709      321,729     0.7
                --------------------------------------------------------------------------------------------------------------------
                                                        Total Investments in Italy                   1,210,588      980,860     2.0
====================================================================================================================================
Netherlands     Computer Software &            24,762   ICT Automatisering NV                          239,889      630,337     1.3
                Systems                        28,880  +LCI Computer Group NV                          415,048      380,976     0.8
                                                                                                   -----------  -----------   ------
                                                                                                       654,937    1,011,313     2.1
                --------------------------------------------------------------------------------------------------------------------
                Financial Services             14,058   Internatio-Muller NV                           322,243      309,323     0.6
                --------------------------------------------------------------------------------------------------------------------
                Telecommunications              5,000  +United Pan-Europe Communications NV
                                                        (UPC) (ADR) (a)                                160,000      275,625     0.6
                --------------------------------------------------------------------------------------------------------------------
                                                        Total Investments in the Netherlands         1,137,180    1,596,261     3.3
====================================================================================================================================
Norway          Computer Software &            47,653   Merkantildata ASA                              294,082      460,474     0.9
                Systems
                --------------------------------------------------------------------------------------------------------------------
                Computer Technology           108,500  +Agresso Group                                  487,587      315,912     0.7
                --------------------------------------------------------------------------------------------------------------------
                                                        Total Investments in Norway                    781,669      776,386     1.6
====================================================================================================================================
Spain           Machinery                      10,140   Azkoyen SA                                     260,051      261,257     0.5
                --------------------------------------------------------------------------------------------------------------------
                Telecommunications              2,400  +Telefonica Publicidad e Informacion, SA         37,123       47,861     0.1
                --------------------------------------------------------------------------------------------------------------------
                                                        Total Investments in Spain                     297,174      309,118     0.6
====================================================================================================================================
Sweden          Diversified                    37,000   Mandator AB                                    164,270      246,594     0.5
                --------------------------------------------------------------------------------------------------------------------
                Engineering & Construction     25,000   Svedala Industri AB                            364,313      451,194     0.9
                --------------------------------------------------------------------------------------------------------------------
                Forest Products/              472,500   Rottneros AB                                   729,456      314,907     0.7
                Paper & Packaging
                --------------------------------------------------------------------------------------------------------------------
                                                        Total Investments in Sweden                  1,258,039    1,012,695     2.1
====================================================================================================================================
Switzerland     Advertising                     1,020   Edipresse SA (Bearer)                          221,274      331,745     0.7
                                                  600   PubliGroupe SA                                 316,054      328,460     0.7
                                                                                                   -----------  -----------   ------
                                                                                                       537,328      660,205     1.4
                --------------------------------------------------------------------------------------------------------------------
                Banking & Finance               1,715   Banque Cantonale de Geneve (BCG)               540,989      320,313     0.7
                --------------------------------------------------------------------------------------------------------------------


                                      6 & 7

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 1999

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                                                                                                                             Percent
EUROPE                                         Shares                                                               Value     of Net
(concluded)     Industries                      Held                  Investments                      Cost      (Note 1a)    Assets
====================================================================================================================================
Switzerland     Electronics &                      98  +Kudelski SA (Bearer)                       $    78,474  $   350,293     0.7%
(concluded)     Electrical Equipment
                --------------------------------------------------------------------------------------------------------------------
                Manufacturing                   1,656  +Gerberit International AG (Registered)         352,955      378,085     0.8
                --------------------------------------------------------------------------------------------------------------------
                Medical Equipment               2,300   Gretag Imaging Group (Registered)              232,528      222,564     0.5
                --------------------------------------------------------------------------------------------------------------------
                Retail                          2,100  +Distefora Holding AG                           257,850      216,397     0.4
                                                1,505   The Selecta Group (Registered)                 298,852      600,953     1.2
                                                                                                   -----------  -----------   ------
                                                                                                       556,702      817,350     1.6
                --------------------------------------------------------------------------------------------------------------------
                                                        Total Investments in Switzerland             2,298,976    2,748,810     5.7
====================================================================================================================================
United Kingdom  Electronics                    48,028   Johnson Matthey PLC                            518,113      469,113     1.0
                --------------------------------------------------------------------------------------------------------------------
                Energy                         57,553   Expro International Group PLC                  476,994      306,461     0.6
                --------------------------------------------------------------------------------------------------------------------
                Engineering & Construction     59,350   Ashtead Group PLC                              235,297      163,625     0.4
                                               34,116   Jarvis PLC                                     253,918      158,552     0.3
                                               48,000   WS Atkins PLC                                  397,104      392,464     0.8
                                                                                                   -----------  -----------   ------
                                                                                                       886,319      714,641     1.5
                --------------------------------------------------------------------------------------------------------------------
                Insurance                      66,000   Independent Insurance Group PLC                289,689      322,327     0.7
                --------------------------------------------------------------------------------------------------------------------
                Media & Related                30,000   Saatchi and Saatchi PLC                        108,832      100,195     0.2
                --------------------------------------------------------------------------------------------------------------------
                Medical Supplies               22,900   Seton Scholl Healthcare Group PLC              291,772      262,277     0.5
                --------------------------------------------------------------------------------------------------------------------
                                                        Total Investments in the United Kingdom      2,571,719    2,175,014     4.5
====================================================================================================================================
                                                        Total Investments in Europe                 15,830,450   16,106,589    33.3
====================================================================================================================================
LATIN AMERICA
====================================================================================================================================
Brazil          Banking                       347,000   Banco Itau SA (Preferred)                      197,004      178,200     0.4
                                                8,400   Uniao de Bancos Brasileiros SA
                                                        (Unibanco) (GDR) (b)                           216,736      202,125     0.4
                                                                                                   -----------  -----------   ------
                                                                                                       413,740      380,325     0.8
                --------------------------------------------------------------------------------------------------------------------
                Metals & Mining                10,000  +Companhia Vale do Rio Doce 'A' (Preferred)     210,138      196,388     0.4
                --------------------------------------------------------------------------------------------------------------------
                                                        Total Investments in Latin America             623,878      576,713     1.2
====================================================================================================================================
NORTH
AMERICA
====================================================================================================================================
Canada          Hotels                         27,384   Four Seasons Hotels Inc.                       319,909    1,191,495     2.5
                --------------------------------------------------------------------------------------------------------------------
                Mining                          6,600   Inco Limited                                   115,830      118,800     0.2
                --------------------------------------------------------------------------------------------------------------------
                                                        Total Investments in Canada                    435,739    1,310,295     2.7
====================================================================================================================================
United States   Aerospace--                    10,500   HEICO Corporation (Class A)                    240,294      254,625     0.5
                Defense & Equipment
                --------------------------------------------------------------------------------------------------------------------
                Banking & Finance              18,900   Commercial Federal Corporation                 421,659      438,244     0.9
                                               20,000   Peoples Heritage Financial Group, Inc.         361,169      376,250     0.8
                                               32,000  +Virginia Capital Bancshares, Inc.              410,500      486,000     1.0
                                                                                                   -----------  -----------   ------
                                                                                                     1,193,328    1,300,494     2.7
                --------------------------------------------------------------------------------------------------------------------
                Biotechnology                  18,000  +Guilford Pharmaceuticals Inc.                  242,250      222,750     0.5
                --------------------------------------------------------------------------------------------------------------------
                Cement                          9,800  +Giant Cement Holding, Inc.                     138,238      221,112     0.5
                --------------------------------------------------------------------------------------------------------------------
                Chemicals                      25,000   Crompton & Knowles Corporation                 501,500      489,062     1.0
                --------------------------------------------------------------------------------------------------------------------
                Computer Equipment             20,000  +Cadence Design Systems, Inc.                   501,182      255,000     0.5
                                                8,000  +The Metzler Group, Inc.                        233,000      220,500     0.5
                                                                                                   -----------  -----------   ------
                                                                                                       734,182      475,500     1.0
                --------------------------------------------------------------------------------------------------------------------
                Computer Software &            16,000  +Iron Mountain Inc.                             468,338      458,000     1.0
                Systems                         1,700  +Mercury Computer Systems, Inc.                  39,100       54,825     0.1
                                                6,963  +Sterling Commerce, Inc.                        235,241      254,150     0.5
                                                                                                   -----------  -----------   ------
                                                                                                       742,679      766,975     1.6
                --------------------------------------------------------------------------------------------------------------------
                Consulting Services            10,000  +The Corporate Executive Board Company          290,000      355,625     0.7
                                               20,000  +Nextera Enterprises, Inc. (Class A)            200,000      128,750     0.3
                                                                                                   -----------  -----------   ------
                                                                                                       490,000      484,375     1.0
                --------------------------------------------------------------------------------------------------------------------
                Distribution                   20,000  +WESCO International, Inc.                      360,000      410,000     0.9
                --------------------------------------------------------------------------------------------------------------------
                Educational Services           14,000  +Corinthian Colleges, Inc.                      252,000      264,250     0.6
                --------------------------------------------------------------------------------------------------------------------
                Electrical Instruments &          500  +Sanmina Corporation                             27,500       37,938     0.1
                Controls
                --------------------------------------------------------------------------------------------------------------------
                Electronics                    15,000  +Cymer, Inc.                                    280,938      375,000     0.8
                                                7,500  +Gentex Corporation                              97,500      210,000     0.4
                                               25,000   Helix Technology Corporation                   493,675      598,438     1.2
                                                                                                   -----------  -----------   ------
                                                                                                       872,113    1,183,438     2.4
                --------------------------------------------------------------------------------------------------------------------
                Energy                          1,000  +Louis Dreyfus Natural Gas Corporation           14,996       21,563     0.0
                --------------------------------------------------------------------------------------------------------------------
                Entertainment & Recreation     32,000   Dover Downs Entertainment, Inc.                429,559      566,000     1.2
                                                6,000  +United International Holdings, Inc.
                                                        (Class A)                                      294,213      405,750     0.8
                                                                                                   -----------  -----------   ------
                                                                                                       723,772      971,750     2.0
                --------------------------------------------------------------------------------------------------------------------
                Healthcare--                    8,000  +Oxford Health Plans, Inc.                      156,000      124,000     0.3
                Products & Services            30,000  +PSS World Medical, Inc.                        442,969      333,750     0.7
                                               10,000  +SangStat Medical Corporation                   210,000      168,125     0.3
                                                1,500  +Superior Consultant Holdings Corporation        57,422       37,031     0.1
                                                                                                   -----------  -----------   ------
                                                                                                       866,391      662,906     1.4
                --------------------------------------------------------------------------------------------------------------------
                Insurance                      26,000   HCC Insurance Holdings, Inc.                   448,016      589,875     1.2
                                               58,750  +Provident American Corporation               1,490,195    1,633,984     3.4
                                                                                                   -----------  -----------   ------
                                                                                                     1,938,211    2,223,859     4.6
                --------------------------------------------------------------------------------------------------------------------
                Internet Software               4,200  +Covad Communications Group, Inc.                50,400      223,650     0.4
                                                1,500  +High Speed Access Corp.                         19,500       38,438     0.1
                                                                                                   -----------  -----------   ------
                                                                                                        69,900      262,088     0.5
                --------------------------------------------------------------------------------------------------------------------


                                      8 & 9

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 1999

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                                                                                                                             Percent
NORTH AMERICA                                  Shares                                                               Value     of Net
(concluded)     Industries                      Held                  Investments                      Cost      (Note 1a)    Assets
====================================================================================================================================
United States   Machine Tools & Machinery      10,000  +SPX Corporation                            $   454,116  $   835,000     1.7%
(concluded)     --------------------------------------------------------------------------------------------------------------------
                Mining                         16,000   Cyprus Amax Minerals Company                   231,050      243,000     0.5
                --------------------------------------------------------------------------------------------------------------------
                Oil & Gas Producers            10,000   Vintage Petroleum, Inc.                         72,568      107,500     0.2
                --------------------------------------------------------------------------------------------------------------------
                Oil Field Services             30,000  +UTI Energy Corp.                               253,058      496,875     1.0
                --------------------------------------------------------------------------------------------------------------------
                Petroleum Equipment &          30,000  +Ocean Energy Inc.                              172,125      288,750     0.6
                Services                       45,000  +Santa Fe Snyder Corporation                    311,603      343,125     0.7
                                                                                                   -----------  -----------   ------
                                                                                                       483,728      631,875     1.3
                --------------------------------------------------------------------------------------------------------------------
                Real Estate                    30,000   Arden Realty, Inc.                             646,800      738,750     1.5
                                                7,000   Boston Properties, Inc.                        202,545      251,125     0.5
                                                                                                   -----------  -----------   ------
                                                                                                       849,345      989,875     2.0
                --------------------------------------------------------------------------------------------------------------------
                Restaurants                    15,000  +Outback Steakhouse, Inc.                       320,000      586,875     1.2
                --------------------------------------------------------------------------------------------------------------------
                Retail                         10,000  +Saucony, Inc. (Class B)                        212,489      222,500     0.5
                --------------------------------------------------------------------------------------------------------------------
                Steel                          50,000   The LTV Corporation                            393,839      334,375     0.7
                                                5,500  +Steel Dynamics, Inc.                           114,125       85,250     0.2
                                                                                                   -----------  -----------   ------
                                                                                                       507,964      419,625     0.9
                --------------------------------------------------------------------------------------------------------------------
                                                        Total Investments in the United States      12,791,672   14,785,810    30.6
====================================================================================================================================
                                                        Total Investments in North America          13,227,411   16,096,105    33.3
====================================================================================================================================
PACIFIC
BASIN
====================================================================================================================================
Australia       Insurance                     132,000   QBE Insurance Group Limited                    516,506      502,382     1.0
                --------------------------------------------------------------------------------------------------------------------
                Internet Software             660,000  +LibertyOne Limited                             461,126      375,694     0.8
                --------------------------------------------------------------------------------------------------------------------
                Media & Related               300,000   John Fairfax Holdings Limited                  526,772      893,565     1.8
                --------------------------------------------------------------------------------------------------------------------
                Telecommunications            225,000  +AAPT Limited                                   599,312      699,959     1.5
                                               88,800  +Cable & Wireless Optus Limited                 120,967      202,192     0.4
                                                                                                   -----------  -----------   ------
                                                                                                       720,279      902,151     1.9
                --------------------------------------------------------------------------------------------------------------------
                                                        Total Investments in Australia               2,224,683    2,673,792     5.5
====================================================================================================================================
Hong Kong       Consumer Products             499,000  +Lerado Group (Holding) Co.                      56,848       90,042     0.2
                --------------------------------------------------------------------------------------------------------------------
                Distribution--Wholesale       488,000   China Hong Kong Photo Products Holdings,
                                                        Ltd.                                            46,202       77,993     0.1
                --------------------------------------------------------------------------------------------------------------------
                Diversified                   168,000   Beijing Enterprises Holdings Limited           225,576      346,454     0.7
                --------------------------------------------------------------------------------------------------------------------
                Electrical                    500,000  +Shandong International Power Development
                                                        Company Limited 'H'                            102,868      112,778     0.2
                --------------------------------------------------------------------------------------------------------------------
                Food                          300,000   Cafe De Coral Holdings                          95,614      131,467     0.3
                --------------------------------------------------------------------------------------------------------------------
                Insurance                      97,100  +Pacific Century Insurance Holdings
                                                        Limited                                         79,390       78,595     0.2
                --------------------------------------------------------------------------------------------------------------------
                Oil & Gas Producers         1,050,000  +CNPC Hong Kong Limited                         109,564      181,347     0.4
                --------------------------------------------------------------------------------------------------------------------
                Real Estate                   133,000   Wheelock and Company, Limited                  150,707      182,565     0.4
                --------------------------------------------------------------------------------------------------------------------
                Traffic Management Systems  1,350,000   Zhejiang Expressway Co. Ltd. 'H'               223,114      267,961     0.5
                --------------------------------------------------------------------------------------------------------------------
                                                        Total Investments in Hong Kong               1,089,883    1,469,202     3.0
====================================================================================================================================
India           Telecommunications             10,000   Mahanagar Telephone Nigam Ltd. (GDR) (b)       127,500       98,000     0.2
                --------------------------------------------------------------------------------------------------------------------
                                                        Total Investments in India                     127,500       98,000     0.2
====================================================================================================================================
Indonesia       Tobacco                       150,000  +PT Hanjaya Mandala Sampoerna                   101,407      343,230     0.7
                --------------------------------------------------------------------------------------------------------------------
                                                        Total Investments in Indonesia                 101,407      343,230     0.7
====================================================================================================================================
Japan           Beverages                      33,800   Sanyo Coca-Cola Bottling Co., Ltd.             441,575    1,045,660     2.1
                --------------------------------------------------------------------------------------------------------------------
                Containers                      2,000   Fuji Seal, Inc.                                248,829      272,772     0.6
                --------------------------------------------------------------------------------------------------------------------
                Electronics                    40,000   Ushio Inc.                                     448,606      512,481     1.0
                --------------------------------------------------------------------------------------------------------------------
                Entertainment & Recreation     28,000   Roland Corporation                             605,338      902,629     1.9
                --------------------------------------------------------------------------------------------------------------------
                Financial Services             12,000   Jafco Co., Ltd.                                305,142      803,439     1.7
                --------------------------------------------------------------------------------------------------------------------
                Machinery                      13,000   Aruze Corporation                              398,784    1,267,978     2.6
                                               13,500   Union Tool Co.                                 513,306    1,004,298     2.1
                                                                                                   -----------  -----------   ------
                                                                                                       912,090    2,272,276     4.7
                --------------------------------------------------------------------------------------------------------------------
                Manufacturing                  45,000   Fujitec Co., Ltd.                              311,039      426,641     0.9
                                               23,000   Nichicon Corporation                           299,238      335,551     0.7
                                                                                                   -----------  -----------   ------
                                                                                                       610,277      762,192     1.6
                --------------------------------------------------------------------------------------------------------------------
                Medical Supplies               17,000   Kawasumi Laboratories, Incorporated            295,001      254,340     0.5
                --------------------------------------------------------------------------------------------------------------------
                Pharmaceuticals                19,000   Kissei Pharmaceutical Co., Ltd.                298,556      377,707     0.8
                --------------------------------------------------------------------------------------------------------------------
                Retail--Stores                 25,000   Sangetsu Co., Ltd.                             456,933      532,113     1.1
                --------------------------------------------------------------------------------------------------------------------
                Steel                          80,000   Yodogawa Steel Works, Ltd.                     311,996      330,633     0.7
                --------------------------------------------------------------------------------------------------------------------
                                                        Total Investments in Japan                   4,934,343    8,066,242    16.7
====================================================================================================================================
Malaysia        Leisure                       300,000   Sime Darby BHD                                 384,157      393,158     0.8
                --------------------------------------------------------------------------------------------------------------------
                                                        Total Investments in Malaysia                  384,157      393,158     0.8
====================================================================================================================================
New Zealand     Entertainment & Recreation     75,000   Sky City Limited                               258,964      293,928     0.6
                --------------------------------------------------------------------------------------------------------------------
                Paper & Forest Products        75,000   Carter Holt Harvey Limited                      67,095       89,767     0.2
                --------------------------------------------------------------------------------------------------------------------
                Restaurants                   250,000   Restaurant Brands New Zealand Limited          179,276      178,740     0.4
                --------------------------------------------------------------------------------------------------------------------
                                                        Total Investments in New Zealand               505,335      562,435     1.2
====================================================================================================================================
Singapore       Beverages                      40,000   Fraser & Neave Limited (Ordinary)              119,980      177,490     0.4
                --------------------------------------------------------------------------------------------------------------------
                Internetworking                 1,500  +Pacific Internet Ltd.                           82,482       71,062     0.1
                --------------------------------------------------------------------------------------------------------------------
                                                        Total Investments in Singapore                 202,462      248,552     0.5
====================================================================================================================================
                                                        Total Investments in the Pacific Basin       9,569,770   13,854,611    28.6
====================================================================================================================================


                                     10 & 11

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 1999

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                                                                                                                             Percent
SHORT-TERM                                    Face                                                                  Value     of Net
SECURITIES                                   Amount                   Issue                            Cost      (Note 1a)    Assets
====================================================================================================================================
                Commercial Paper*          $1,212,000   General Electric Capital Corp., 5.75%
                                                        due 7/01/1999                              $ 1,212,000  $ 1,212,000     2.5%
                --------------------------------------------------------------------------------------------------------------------
                                                        Total Investments in Short-Term
                                                        Securities                                   1,212,000    1,212,000     2.5
====================================================================================================================================
                Total Investments                                                                  $40,463,509   47,846,018    98.9
                                                                                                   ===========
                Unrealized Depreciation on Forward Foreign Exchange Contracts--Net**                                (32,386)   (0.1)

                Other Assets Less Liabilities                                                                       570,246     1.2
                                                                                                                -----------   ------
                Net Assets                                                                                      $48,383,878   100.0%
                                                                                                                ===========   ======
====================================================================================================================================

(a)   American Depositary Receipts (ADR).
(b)   Global Depositary Receipts (GDR).
+     Non-income producing security.
* Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
**    Forward foreign exchange contracts as of June 30, 1999 were as follows:
      --------------------------------------------------------------------------
                                                             Unrealized
                                                            Appreciation
         Foreign                     Expiration            (Depreciation)
      Currency Sold                     Date                  (Note 1c)
      --------------------------------------------------------------------------
      (pound)862,988                  July 1999               $ 40,349
      (Y)419,898,500                 August 1999               (72,735)
      --------------------------------------------------------------------------
      Total Unrealized Depreciation on Forward Foreign
      Exchange Contracts--Net (US$ Commitment--$4,824,947)    $(32,386)
                                                              ========
      --------------------------------------------------------------------------

      See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

                As of June 30, 1999
================================================================================================================================
Assets:         Investments, at value (identified cost--$40,463,509) (Note 1a) .......................              $ 47,846,018
                Foreign cash (Note 1d) ...............................................................                   292,014
                Receivables:
                  Securities sold ....................................................................  $  891,891
                  Forward foreign exchange contracts (Note 1c) .......................................      94,080
                  Dividends ..........................................................................      86,864
                  Capital shares sold ................................................................      56,660     1,129,495
                                                                                                        ----------
                Deferred organization expenses (Note 1g) .............................................                     3,055
                Prepaid registration fees and other assets (Note 1g) .................................                    29,564
                                                                                                                    ------------
                Total assets .........................................................................                49,300,146
                                                                                                                    ------------
================================================================================================================================
Liabilities:    Unrealized depreciation on forward foreign exchange contracts (Note 1c) ..............                    32,386
                Payables:
                  Securities purchased ...............................................................     395,915
                  Capital shares redeemed ............................................................     189,164
                  Investment adviser (Note 2) ........................................................      36,001
                  Distributor (Note 2) ...............................................................      34,031       655,111
                                                                                                        ----------
                Accrued expenses and other liabilities ...............................................                   228,771
                                                                                                                    ------------
                Total liabilities ....................................................................                   916,268
                                                                                                                    ------------
================================================================================================================================
Net Assets:     Net assets ...........................................................................              $ 48,383,878
                                                                                                                    ============
================================================================================================================================
Net Assets      Class A Common Stock, $.10 par value, 100,000,000 shares authorized ..................              $     40,544
Consist of:     Class B Common Stock, $.10 par value, 100,000,000 shares authorized ..................                   330,370
                Class C Common Stock, $.10 par value, 100,000,000 shares authorized ..................                    25,469
                Class D Common Stock, $.10 par value, 100,000,000 shares authorized ..................                    68,990
                Paid-in capital in excess of par .....................................................                56,245,608
                Accumulated realized capital losses on investments and foreign currency
                transactions--net (Note 6) ...........................................................               (15,639,304)
                Accumulated distributions in excess of realized capital gains on investments and
                foreign currency transactions--net (Note 1h) .........................................                   (31,856)
                Unrealized appreciation on investments and foreign currency transactions--net ........                 7,344,057
                                                                                                                    ------------
                Net assets ...........................................................................              $ 48,383,878
                                                                                                                    ============
================================================================================================================================
Net Asset       Class A--Based on net assets of $4,239,079 and 405,440 shares outstanding ............              $      10.46
Value:                                                                                                              ============
                Class B--Based on net assets of $34,319,606 and 3,303,701 shares outstanding .........              $      10.39
                                                                                                                    ============
                Class C--Based on net assets of $2,623,185 and 254,689 shares outstanding ............              $      10.30
                                                                                                                    ============
                Class D--Based on net assets of $7,202,008 and 689,897 shares outstanding ............              $      10.44
                                                                                                                    ============
================================================================================================================================

            See Notes to Financial Statements.


                                    12 & 13

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 1999

STATEMENT OF OPERATIONS

                         For the Year Ended June 30, 1999
=================================================================================================================================
Investment               Dividends (net of $57,142 foreign withholding tax) ..........................                $   414,779
Income                   Interest and discount earned ................................................                    338,831
(Notes 1e & 1f):                                                                                                      -----------
                         Total income ................................................................                    753,610
                                                                                                                      -----------
=================================================================================================================================
Expenses:                Investment advisory fees (Note 2) ...........................................  $   449,835
                         Account maintenance and distribution fees--Class B (Note 2) .................      388,313
                         Transfer agent fees--Class B (Note 2) .......................................      145,190
                         Printing and shareholder reports ............................................      103,568
                         Professional fees ...........................................................       82,525
                         Custodian fees ..............................................................       81,932
                         Accounting services (Note 2) ................................................       72,269
                         Registration fees (Note 1g) .................................................       60,143
                         Directors' fees and expenses ................................................       43,101
                         Amortization of organization expenses (Note 1g) .............................       36,661
                         Account maintenance and distribution fees--Class C (Note 2) .................       31,538
                         Transfer agent fees--Class D (Note 2) .......................................       23,638
                         Account maintenance fees--Class D (Note 2) ..................................       18,289
                         Transfer agent fees--Class C (Note 2) .......................................       12,029
                         Transfer agent fees--Class A (Note 2) .......................................       11,613
                         Pricing fees ................................................................       10,829
                         Other .......................................................................        5,465
                                                                                                        -----------
                         Total expenses ..............................................................                  1,576,938
                                                                                                                      -----------
                         Investment loss--net ........................................................                   (823,328)
                                                                                                                      -----------
=================================================================================================================================
Realized &               Realized gain (loss) from:
Unrealized Gain            Investments--net ..........................................................    1,969,787
(Loss) on                  Foreign currency transactions--net ........................................      (81,478)    1,888,309
Investments &                                                                                           -----------
Foreign Currency         Change in unrealized appreciation/depreciation on:
Transactions--Net          Investments--net ..........................................................    1,438,390
(Notes 1c, 1d,             Foreign currency transactions--net ........................................     (171,745)    1,266,645
1f & 3):                                                                                                -----------   -----------
                         Net realized and unrealized gain on investments and foreign currency
                         transactions ................................................................                  3,154,954
                                                                                                                      -----------
                         Net Increase in Net Assets Resulting from Operations ........................                $ 2,331,626
                                                                                                                      ===========
=================================================================================================================================

            See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                           For the Year Ended
                                                                                                                 June 30,
                                                                                                        -------------------------
                         Increase (Decrease) in Net Assets:                                                 1999          1998
=================================================================================================================================
Operations:              Investment loss--net ........................................................  $  (823,328)  $(1,152,917)
                         Realized gain (loss) on investments and foreign currency transactions--net ..    1,888,309   (13,369,173)
                         Change in unrealized appreciation/depreciation on investments and foreign
                         currency transactions--net ..................................................    1,266,645     2,345,451
                                                                                                        -----------   -----------
                         Net increase (decrease) in net assets resulting from operations .............    2,331,626   (12,176,639)
                                                                                                        -----------   -----------
=================================================================================================================================
Dividends &              Investment income--net:
Distributions to           Class A ...................................................................      (79,308)           --
Shareholders               Class B ...................................................................      (17,136)           --
(Note 1h):                 Class C ...................................................................      (20,214)           --
                           Class D ...................................................................     (123,411)           --
                         In excess of realized gain on investments--net:
                           Class A ...................................................................           --      (179,237)
                           Class B ...................................................................           --    (3,120,853)
                           Class C ...................................................................           --      (186,701)
                           Class D ...................................................................           --      (615,104)
                                                                                                        -----------   -----------
                         Net decrease in net assets resulting from dividends and distributions to
                         shareholders ................................................................     (240,069)   (4,101,895)
                                                                                                        -----------   -----------
=================================================================================================================================
Capital Share            Net decrease in net assets derived from capital share transactions ..........  (30,845,451)  (48,755,903)
Transactions                                                                                            -----------   -----------
(Note 4):
=================================================================================================================================
Net Assets:              Total decrease in net assets ................................................  (28,753,894)  (65,034,437)
                         Beginning of year ...........................................................   77,137,772   142,172,209
                                                                                                        -----------   -----------
                         End of year* ................................................................  $48,383,878   $77,137,772
                                                                                                        ===========   ===========
=================================================================================================================================
                       * Undistributed investment income--net (Note 1i) ..............................  $        --   $ 2,013,949
                                                                                                        ===========   ===========
=================================================================================================================================

            See Notes to Financial Statements.


                                    14 & 15

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 1999

FINANCIAL HIGHLIGHTS

                                                                                                  Class A
                                                                           ---------------------------------------------------
                                                                                                                       For the
                                                                                                                       Period
                  The following per share data and ratios have been derived                                           Oct. 21,
                  from information provided in the financial statements.           For the Year Ended June 30,        1994+ to
                                                                           ----------------------------------------   June 30,
                  Increase (Decrease) in Net Asset Value:                   1999++     1998++    1997++      1996       1995
==============================================================================================================================
Per Share         Net asset value, beginning of period ................... $  9.45    $ 10.69   $  10.86   $   8.92   $   9.82
Operating                                                                  -------    -------   --------   --------   --------
Performance:      Investment income (loss)--net ..........................    (.06)      (.01)       .01        .13        .04
                  Realized and unrealized gain (loss) on investments and
                  foreign currency transactions--net .....................    1.26       (.81)       .72       1.97       (.93)
                                                                           -------    -------   --------   --------   --------
                  Total from investment operations .......................    1.20       (.82)       .73       2.10       (.89)
                                                                           -------    -------   --------   --------   --------
                  Less dividends and distributions:
                    Investment income--net ...............................    (.19)        --       (.09)      (.10)        --
                    In excess of investment income--net ..................      --         --       (.22)        --         --
                    Realized gain on investments--net ....................      --         --       (.59)      (.06)        --
                    In excess of realized gain on investments--net .......      --       (.42)        --         --       (.01)
                                                                           -------    -------   --------   --------   --------
                  Total dividends and distributions ......................    (.19)      (.42)      (.90)      (.16)      (.01)
                                                                           -------    -------   --------   --------   --------
                  Net asset value, end of period ......................... $ 10.46    $  9.45   $  10.69   $  10.86   $   8.92
                                                                           =======    =======   ========   ========   ========
==============================================================================================================================
Total Investment  Based on net asset value per share .....................   13.24%     (7.15%)     7.53%     23.87%     (9.11%)++++
Return:**                                                                  =======    =======   ========   ========   ========
==============================================================================================================================
Ratios to         Expenses ...............................................    2.10%      1.63%      1.53%      1.55%      1.62%*
Average                                                                    =======    =======   ========   ========   ========
Net Assets:       Investment income (loss)--net ..........................    (.68%)     (.15%)      .13%       .46%      1.06%*
                                                                           =======    =======   ========   ========   ========
==============================================================================================================================
Supplemental      Net assets, end of period (in thousands) ............... $ 4,239    $ 4,376   $  5,508   $  3,083   $  5,992
Data:                                                                      =======    =======   ========   ========   ========
                  Portfolio turnover .....................................  228.19%     52.73%     63.17%     60.33%     47.96%
                                                                           =======    =======   ========   ========   ========
==============================================================================================================================

                                                                                                  Class B
                                                                           ---------------------------------------------------
                                                                                                                       For the
                                                                                                                       Period
                  The following per share data and ratios have been derived                                            Aug. 5,
                  from information provided in the financial statements.           For the Year Ended June 30,        1994+ to
                                                                           ----------------------------------------   June 30,
                  Increase (Decrease) in Net Asset Value:                   1999++     1998++    1997++      1996       1995
==============================================================================================================================
Per Share         Net asset value, beginning of period ................... $  9.28    $ 10.54   $  10.71   $   8.84   $  10.00
Operating                                                                  -------    -------   --------   --------   --------
Performance:      Investment income (loss)--net ..........................    (.15)      (.12)      (.10)      (.06)       .01
                  Realized and unrealized gain (loss) on investments and
                  foreign currency transactions--net .....................    1.26       (.78)       .72       2.04      (1.16)
                                                                           -------    -------   --------   --------   --------
                  Total from investment operations .......................    1.11       (.90)       .62       1.98      (1.15)
                                                                           -------    -------   --------   --------   --------
                  Less dividends and distributions:
                    Investment income--net ...............................      --+++      --       (.06)      (.05)        --
                    In excess of investment income--net ..................      --         --       (.14)        --         --
                    Realized gain on investments--net ....................      --         --       (.59)      (.06)        --
                    In excess of realized gain on investments--net .......      --       (.36)        --         --       (.01)
                                                                           -------    -------   --------   --------   --------
                  Total dividends and distributions ......................      --       (.36)      (.79)      (.11)      (.01)
                                                                           -------    -------   --------   --------   --------
                  Net asset value, end of period ......................... $ 10.39    $  9.28   $  10.54   $  10.71   $   8.84
                                                                           =======    =======   ========   ========   ========
==============================================================================================================================
Total Investment  Based on net asset value per share .....................   12.01%     (8.15%)     6.47%     22.57%    (11.55%)++++
Return:**                                                                  =======    =======   ========   ========   ========
==============================================================================================================================
Ratios to         Expenses ...............................................    3.16%      2.67%      2.58%      2.61%      2.56%*
Average                                                                    =======    =======   ========   ========   ========
Net Assets:       Investment income (loss)--net ..........................   (1.74%)    (1.25%)    (1.00%)     (.66%)      .10%*
                                                                           =======    =======   ========   ========   ========
==============================================================================================================================
Supplemental      Net assets, end of period (in thousands) ............... $34,320    $57,424   $111,261   $131,656   $132,296
Data:                                                                      =======    =======   ========   ========   ========
                  Portfolio turnover .....................................  228.19%     52.73%     63.17%     60.33%     47.96%
                                                                           =======    =======   ========   ========   ========
==============================================================================================================================

      *     Annualized.
      **    Total investment returns exclude the effects of sales loads.
      +     Commencement of operations.
      ++    Based on average shares outstanding.
      +++   Amount is less than $.01 per share.
      ++++  Aggregate total investment return.

            See Notes to Financial Statements.


                                    16 & 17

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 1999

FINANCIAL HIGHLIGHTS (concluded)

                                                                                                  Class C
                                                                           ---------------------------------------------------
                                                                                                                       For the
                                                                                                                       Period
                  The following per share data and ratios have been derived                                           Oct. 21,
                  from information provided in the financial statements.           For the Year Ended June 30,        1994+ to
                                                                           ----------------------------------------   June 30,
                  Increase (Decrease) in Net Asset Value:                   1999++     1998++    1997++      1996       1995
==============================================================================================================================
Per Share         Net asset value, beginning of period ................... $  9.25    $ 10.52   $  10.71   $   8.84   $   9.80
Operating                                                                  -------    -------   --------   --------   --------
Performance:      Investment income (loss)--net ..........................    (.15)      (.12)      (.10)      (.05)       .01
                  Realized and unrealized gain (loss) on investments and
                  foreign currency transactions--net .....................    1.25       (.79)       .71       2.03       (.96)
                                                                           -------    -------   --------   --------   --------
                  Total from investment operations .......................    1.10       (.91)       .61       1.98       (.95)
                                                                           -------    -------   --------   --------   --------
                  Less dividends and distributions:
                    Investment income--net ...............................    (.05)        --       (.06)      (.05)        --
                    In excess of investment income--net ..................      --         --       (.15)        --         --
                    Realized gain on investments--net ....................      --         --       (.59)      (.06)        --
                    In excess of realized gain on investments--net .......      --       (.36)        --         --       (.01)
                                                                           -------    -------   --------   --------   --------
                  Total dividends and distributions ......................    (.05)      (.36)      (.80)      (.11)      (.01)
                                                                           -------    -------   --------   --------   --------
                  Net asset value, end of period ......................... $ 10.30    $  9.25   $  10.52   $  10.71   $   8.84
                                                                           =======    =======   ========   ========   ========
==============================================================================================================================
Total Investment  Based on net asset value per share .....................   12.08%     (8.19%)     6.38%     22.56%     (9.75%)++++
Return:**                                                                  =======    =======   ========   ========   ========
==============================================================================================================================
Ratios to         Expenses ...............................................    3.17%      2.69%      2.60%      2.63%      2.66%*
Average                                                                    =======    =======   ========   ========   ========
Net Assets:       Investment income (loss)--net ..........................   (1.76%)    (1.23%)    (1.00%)     (.64%)      .20%*
                                                                           =======    =======   ========   ========   ========
==============================================================================================================================
Supplemental      Net assets, end of period (in thousands) ............... $ 2,623    $ 4,312   $  5,962   $  5,753   $  4,924
Data:                                                                      =======    =======   ========   ========   ========
                  Portfolio turnover .....................................  228.19%     52.73%     63.17%     60.33%     47.96%
                                                                           =======    =======   ========   ========   ========
==============================================================================================================================

                                                                                                  Class D
                                                                           ---------------------------------------------------
                                                                                                                       For the
                                                                                                                       Period
                  The following per share data and ratios have been derived                                            Aug. 5,
                  from information provided in the financial statements.           For the Year Ended June 30,        1994+ to
                                                                           ----------------------------------------   June 30,
                  Increase (Decrease) in Net Asset Value:                   1999++     1998++    1997++      1996       1995
==============================================================================================================================
Per Share         Net asset value, beginning of period ................... $  9.41    $ 10.66   $  10.83   $   8.91   $  10.00
Operating                                                                  -------    -------   --------   --------   --------
Performance:      Investment income (loss)--net ..........................    (.08)      (.05)      (.02)       .02        .08
                  Realized and unrealized gain (loss) on investments and
                  foreign currency transactions--net .....................    1.25       (.79)       .72       2.05      (1.16)
                                                                           -------    -------   --------   --------   --------
                  Total from investment operations .......................    1.17       (.84)       .70       2.07      (1.08)
                                                                           -------    -------   --------   --------   --------
                  Less dividends and distributions:
                    Investment income--net ...............................    (.14)        --       (.08)      (.09)        --
                    In excess of investment income--net ..................      --         --       (.20)        --         --
                    Realized gain on investments--net ....................      --         --       (.59)      (.06)        --
                    In excess of realized gain on investments--net .......      --       (.41)        --         --       (.01)
                                                                           -------    -------   --------   --------   --------
                  Total dividends and distributions ......................    (.14)      (.41)      (.87)      (.15)      (.01)
                                                                           -------    -------   --------   --------   --------
                  Net asset value, end of period ......................... $ 10.44    $  9.41   $  10.66   $  10.83   $   8.91
                                                                           =======    =======   ========   ========   ========
================================================================================================================================
Total Investment  Based on net asset value per share .....................   12.91%     (7.43%)     7.27%     23.50%    (10.85%)++++
Return:**                                                                  =======    =======   ========   ========   ========
================================================================================================================================
Ratios to         Expenses ...............................................    2.36%      1.88%      1.80%      1.83%      1.77%*
Average                                                                    =======    =======   ========   ========   ========
Net Assets:       Investment income (loss)--net ..........................    (.92%)     (.46%)     (.21%)      .10%       .90%*
                                                                           =======    =======   ========   ========   ========
================================================================================================================================
Supplemental      Net assets, end of period (in thousands) ............... $ 7,202    $11,026   $ 19,441   $ 22,593   $ 23,928
Data:                                                                      =======    =======   ========   ========   ========
                  Portfolio turnover .....................................  228.19%     52.73%     63.17%     60.33%     47.96%
                                                                           =======    =======   ========   ========   ========
===============================================================================================================================

      *     Annualized.
      **    Total investment returns exclude the effects of sales loads.
      +     Commencement of operations.
      ++    Based on average shares outstanding.
      ++++  Aggregate total investment return.

            See Notes to Financial Statements.


                                    18 & 19

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Global SmallCap Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

o Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transactions exceeds the premium paid or received). Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Deferred organization expenses and prepaid registration fees--Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for foreign currency transactions.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/ tax differences of $2,181,730 have been reclassified between undistributed net investment income and accumulated distributions in excess of net realized capital gains and $1,231,178 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM" or the "Investment Adviser"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distri-bution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.85%, on an annual basis, of the average daily net assets of the Fund. MLAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee in an amount to be determined from time to time by MLAM and MLAM U.K. but in no


                                    20 & 21

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

event in excess of the amount that MLAM actually receives. For the year ended June 30, 1999, MLAM paid MLAM U.K. a fee of $10,654 pursuant to such Agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                       Account      Distribution
                                                   Maintenance Fee      Fee
--------------------------------------------------------------------------------
Class B ..........................................       0.25%          0.75%
Class C ..........................................       0.25%          0.75%
Class D ..........................................       0.25%            --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

--------------------------------------------------------------------------------
                                                        MLFD          MLPF&S
--------------------------------------------------------------------------------
Class D ..........................................      $232          $4,190
--------------------------------------------------------------------------------

For the year ended June 30, 1999, MLPF&S received contingent deferred sales charges of $97,417 and $1,132 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLAM U.K., PFD, FDS and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 1999 were $107,458,410 and $123,773,921, respectively.

Net realized gains (losses) for the year ended June 30, 1999 and net unrealized gains (losses) as of June 30, 1999 were as follows:

-------------------------------------------------------------------------------
                                                     Realized       Unrealized
                                                  Gains (Losses)  Gains (Losses)
-------------------------------------------------------------------------------
Investments:
  Long-term ....................................    $ 2,067,438     $ 7,382,509
  Short-term ...................................            225              --
  Options purchased ............................       (112,670)             --
  Financial futures contracts ..................         14,794              --
                                                    -----------     -----------
Total investments ..............................      1,969,787       7,382,509
                                                    -----------     -----------
Currency transactions:
  Foreign currency transactions ................       (295,240)         (6,066)
  Forward foreign exchange
  contracts ....................................        213,762         (32,386)
                                                    -----------     -----------
Total currency transactions ....................        (81,478)        (38,452)
                                                    -----------     -----------
Total ..........................................    $ 1,888,309     $ 7,344,057
                                                    ===========     ===========
-------------------------------------------------------------------------------

As of June 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $6,578,930, of which $9,639,056 related to appreciated securities and $3,060,126 related to depreciated securities. The aggregate cost of investments at June 30, 1999 for Federal income tax purposes was $41,267,088.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $30,845,451 and $48,755,903 for the years ended June 30, 1999 and June 30, 1998, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended June 30, 1999                                    Shares          Amount
-------------------------------------------------------------------------------
Shares sold ....................................        211,490     $ 1,930,637
Shares issued to shareholders
in reinvestment of dividends ...................          8,957          72,467
                                                    -----------     -----------
Total issued ...................................        220,447       2,003,104
Shares redeemed ................................       (278,152)     (2,412,017)
                                                    -----------     -----------
Net decrease ...................................        (57,705)    $  (408,913)
                                                    ===========     ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended June 30, 1998                                    Shares          Amount
-------------------------------------------------------------------------------
Shares sold ....................................        249,406     $ 2,387,315
Shares issued to shareholders
in reinvestment of distributions ...............         20,207         169,132
                                                    -----------     -----------
Total issued ...................................        269,613       2,556,447
Shares redeemed ................................       (321,602)     (3,143,854)
                                                    -----------     -----------
Net decrease ...................................        (51,989)    $  (587,407)
                                                    ===========     ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended June 30, 1999                                    Shares          Amount
-------------------------------------------------------------------------------
Shares sold ....................................        234,132    $  2,087,549
Shares issued to shareholders
in reinvestment of dividends ...................          1,311          10,610
                                                    -----------    ------------
Total issued ...................................        235,443       2,098,159
Automatic conversion of shares .................        (57,666)       (521,618)
Shares redeemed ................................     (3,063,306)    (26,023,769)
                                                    -----------    ------------
Net decrease ...................................     (2,885,529)   $(24,447,228)
                                                    ===========    ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended June 30, 1998                                    Shares          Amount
-------------------------------------------------------------------------------
Shares sold ....................................        806,805    $  7,993,861
Shares issued to shareholders
in reinvestment of distributions ...............        232,743       1,922,455
                                                    -----------    ------------
Total issued ...................................      1,039,548       9,916,316
Automatic conversion of shares .................        (67,577)       (647,295)
Shares redeemed ................................     (5,341,218)    (50,176,950)
                                                    -----------    ------------
Net decrease ...................................     (4,369,247)   $(40,907,929)
                                                    ===========    ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                            Dollar
Ended June 30, 1999                                    Shares          Amount
-------------------------------------------------------------------------------
Shares sold ....................................         83,999     $   712,386
Shares issued to shareholders
in reinvestment of dividends ...................          2,118          16,983
                                                    -----------     -----------
Total issued ...................................         86,117         729,369
Shares redeemed ................................       (297,346)     (2,489,968)
                                                    -----------     -----------
Net decrease ...................................       (211,229)    $(1,760,599)
                                                    ===========     ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended June 30, 1998                                    Shares          Amount
-------------------------------------------------------------------------------
Shares sold ....................................        130,137     $ 1,244,803
Shares issued to shareholders
in reinvestment of distributions ...............         20,457         168,573
                                                    -----------     -----------
Total issued ...................................        150,594       1,413,376
Shares redeemed ................................       (251,350)     (2,376,441)
                                                    -----------     -----------
Net decrease ...................................       (100,756)    $  (963,065)
                                                    ===========     ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended June 30, 1999                                    Shares          Amount
-------------------------------------------------------------------------------
Shares sold ....................................         72,797     $   609,995
Automatic conversion of shares .................         55,825         521,618
Shares issued to shareholders
in reinvestment of dividends ...................          9,020          72,971
                                                    -----------     -----------
Total issued ...................................        137,642       1,204,584
Shares redeemed ................................       (619,616)     (5,433,295)
                                                    -----------     -----------
Net decrease ...................................       (481,974)    $(4,228,711)
                                                    ===========     ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended June 30, 1998                                    Shares          Amount
-------------------------------------------------------------------------------
Shares sold ....................................        900,213     $ 8,509,284
Automatic conversion of shares .................         66,777         647,295
Shares issued to shareholders
in reinvestment of distributions ...............         46,481         387,646
                                                    -----------     -----------
Total issued ...................................      1,013,471       9,544,225
Shares redeemed ................................     (1,665,808)    (15,841,727)
                                                    -----------     -----------
Net decrease ...................................       (652,337)    $(6,297,502)
                                                    ===========     ===========
-------------------------------------------------------------------------------

5. Commitments:

At June 30, 1999, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $259,000 and $552,000, respectively.

6. Capital Loss Carryforward:

At June 30, 1999, the Fund had a net capital loss carryforward of approximately $14,993,000, of which $1,631,000 expires in 2006 and $13,362,000 expires in
2007. This amount will be available to offset like amounts of any future taxable gains.


                                    22 & 23

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 1999

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors,
Merrill Lynch Global SmallCap Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global SmallCap Fund, Inc. as of June 30, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period August 5, 1994 (commencement of operations) to June 30, 1995. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global SmallCap Fund, Inc. as of June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
August 17, 1999

IMPORTANT TAX INFORMATION (unaudited)

Of the ordinary income distributions paid by Merrill Lynch Global SmallCap Fund, Inc. to shareholders of record on December 11, 1998, 45.69% qualifies for the dividends received deduction for corporations. Additionally, there were no long-term capital gains distributions paid by the Fund during the fiscal year.

Please retain this information for your records.


                                    24 & 25

                         Merrill Lynch Global SmallCap Fund, Inc., June 30, 1999

PORTFOLIO INFORMATION (unaudited)

Worldwide Investments As of 6/30/99

                                                  Country of         Percent of
Ten Largest Equity Holdings                         Origin           Net Assets

Provident American Corporation .................  United States          3.4%
Aruze Corporation ..............................  Japan                  2.6
Four Seasons Hotels Inc. .......................  Canada                 2.5
Sanyo Coca-Cola Bottling Co., Ltd. .............  Japan                  2.1
Union Tool Co. .................................  Japan                  2.1
Roland Corporation .............................  Japan                  1.9
John Fairfax Holdings Limited ..................  Australia              1.8
SPX Corporation ................................  United States          1.7
Jafco Co., Ltd. ................................  Japan                  1.7
Arden Realty, Inc. .............................  United States          1.5

                                                                     Percent of
Ten Largest Industries                                               Net Assets

Insurance .......................................................        6.5%
Machinery .......................................................        5.2
Computer Software & Systems .....................................        4.6
Entertainment & Recreation ......................................        4.5
Electronics .....................................................        4.4
Banking & Finance ...............................................        4.1
Media & Related .................................................        3.7
Beverages .......................................................        3.3
Financial Services ..............................................        3.0
Telecommunications ..............................................        2.8

EQUITY PORTFOLIO CHANGES

For the Quarter Ended June 30, 1999

Additions

* AdForce, Inc.
* AppliedTheory Corporation
  Banco Itau SA (Preferred)
* Barnes & Noble, Inc.
* Brocade Communications Systems, Inc.
* Careerbuilder, Inc.
  Class Editori
  Companhia Vale do Rio Doce 'A' (Preferred)
* Contact Energy Limited
* Copper Mountain Networks, Inc.
  Cyprus Amax Minerals Company
* DLJDirect, Inc.
  Distefora Holding AG
* Endemann Internet AG
  FortuneCity.com, Inc.
* Framtidsfabriken AB
  Fuji Seal, Inc.
* The Future Network PLC
* GFT Technologies AG
  Gerberit International AG (Registered)
  Gretag Imaging Group (Registered)
* Grupo Ferrovial, SA
* H. Lundbeck AS
  HPY Holding--HTF Holding Oyj Abp
* Helsingin Puhelin Oyj
  High Speed Access Corp.
  Inco Limited
* Informatica Corporation
* JB Oxford Holdings, Inc.
* Juno Online Services, Inc.
* Knight/Trimark Group, Inc.
* Launch Media, Inc.
  Laurent-Perrier
  LibertyOne Limited
* Maker Communications, Inc.
* Marimba, Inc.
* Media Metrix, Inc.
  Mercury Computer Systems, Inc.
  The Metzler Group, Inc.
* Monte dei Paschi di Siena
  Nextera Enterprises, Inc. (Class A)
* North Fork Bancorporation, Inc.
  Oxford Health Plans, Inc.
* PSINet Inc.
  Pacific Century Insurance Holdings Limited
  Perlos Oyj
* Phone.com Inc.
* Platinum Technology International, inc.
* Portal Software, Inc.
  PubliGroupe SA
* Radio One, Inc.
* Razorfish Inc.
  Restaurant Brands New Zealand Limited
* Rubio's Restaurants, Inc.
  Ryanair Holdings PLC (ADR)
  Saatchi and Saatchi PLC
  Sangetsu Co., Ltd.
  Saucony, Inc. (Class B)
  Shandong International Power Development Company Limited 'H'
* Siam Commercial Bank Public Company Limited 'Foreign'
* Silknet Software, Inc.
  Sime Darby BHD
* Software.com, Inc.
* StarMedia Network, Inc.
  Steel Dynamics, Inc.
  Stinnes AG
* TD Waterhouse Group, Inc.
  Telefonica Publicidad e Informacion, SA
* Telegate AG
* TenFold Corporation
* Time Warner Telecom Inc.
* USinternetworking, Inc.
  Uniao de Bancos Brasileiros SA (Unibanco) (GDR)
  Ushio Inc.
* Value America, Inc.
  WESCO International, Inc.
  Wheelock and Company, Limited
* WorldGate Communications, Inc.

Deletions

  AS Eesti Telekom (Registered Shares)(GDR)
* AdForce, Inc.
* AppliedTheory Corporation
  Aurora Food, Inc.
  Autobytel.com, Inc.
  Autoweb.com, Inc.
  Banca Popolare di Bergamo Credito Varesino SpA
* Barnes & Noble, Inc.
  Biomatrix, Inc.
  Bowater Inc.
* Brocade Communications Systems, Inc.
  COR Therapeutics, Inc.
  Cabot Oil & Gas Corporation (Class A)
* Careerbuilder, Inc.
  China Overseas Land & Investment
  China Resources Enterprise Limited
  Cie des Signaux SA
* Contact Energy Limited
* Copper Mountain Networks, Inc.
  Critical Path, Inc.
* DLJDirect, Inc.
  DOCdata NV
  Department 56, Inc.
  EM.TV & Merchandising AG
* Endemann Internet AG
  Fore Systems, Inc.
* Framtidsfabriken AB
* The Future Network PLC
  GFI Informatique SA
* GFT Technologies AG
* Grupo Ferrovial, SA
* H. Lundbeck AS
  Hanjin Heavy Industries
* Helsingin Puhelin Oyj
* Informatica Corporation
* JB Oxford Holdings, Inc.
* Juno Online Services, Inc.
  Kamps AG
* Knight/Trimark Group, Inc.
* Launch Media, Inc.
  The Learning Company, Inc.
* Maker Communications, Inc.
* Marimba, Inc.
* Media Metrix, Inc.
  Medical Manager Corporation
  MiningCo.com, Inc.
* Monte dei Paschi di Siena
* North Fork Bancorporation, Inc.
* PSINet Inc.
* Phone.com Inc.
* Platinum Technology International, inc.
* Portal Software, Inc.
* Radio One, Inc.
* Razorfish Inc.
* Rubio's Restaurants, Inc.
  Shanghai Industrial Holdings Limited
* Siam Commercial Bank Public Company Limited 'Foreign'
* Silknet Software, Inc.
* Software.com, Inc.
* StarMedia Network, Inc.
  Stillwater Mining Company
* TD Waterhouse Group, Inc.
* Telegate AG
  Teleste Oyj
* TenFold Corporation
* Time Warner Telecom Inc.
  Tranz Rail Holdings Limited
  U.S. Home Corporation
* USinternetworking, Inc.
* Value America, Inc.
  Van Der Moolen Holding NV
  Vedior NV 'A'
  Vertex Pharmaceuticals, Inc.
  Visio Corporation
* WorldGate Communications, Inc.
  Ziff-Davis Inc.--ZDNet

*     Added and deleted in the same quarter.


                                    26 & 27

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Global SmallCap
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #18177--6/99

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